Exhibit 99.1

MSD Acquisition Corp. Announces the Separate Trading of its Shares of Class A Ordinary
Shares and Warrants Commencing May 25, 2021

May 24, 2021 — MSD Acquisition Corp. (Nasdaq: MSDAU) (the “Company” or “us”) announced that, commencing May 20, 2021, holders of the units sold in the Company’s initial public offering of 57,500,000 units, completed on March 29, 2021, may elect to separately trade the Class A ordinary shares and warrants included in the units. Those units that are not separated at the election of the holder will continue to trade on the Nasdaq Stock Market LLC (“Nasdaq”) under the symbol “MSDAU,” and the Class A ordinary shares and warrants that are separated will trade on the Nasdaq under the symbols “MSDA” and “MSDAW,” respectively. Holders of the units will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, in order to separate the units into Class A ordinary shares and warrants.

The units were initially offered by the Company in an underwritten offering. Goldman Sachs & Co. LLC and Morgan Stanley & Co. LLC acted as the book running managers for the offering. A registration statement relating to the units and the underlying securities was declared effective by the Securities and Exchange Commission (the “SEC”) on March 24, 2021.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the securities of the Company, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About MSD Acquisition Corp.

MSD Acquisition Corp. is a newly incorporated special purpose acquisition company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization, or similar business combination. The Company is led by its founders Gregg Lemkau, the Chief Executive Officer of MSD Partners and former Co-Head of the Investment Banking Division at Goldman Sachs, and John Phelan, the Co-Founding Partner and Chief Investment Officer of MSD Partners and MSD Capital. MSD Partners is an investment adviser established in 2009 by partners of MSD Capital, which is the private investment firm that was established in 1998 to exclusively manage the capital of Michael Dell, the Chairman and Chief Executive Officer of Dell Technologies, and his family. As of December 31, 2020, MSD Capital and MSD Partners collectively manage over $19 billion. Michael Dell is the Company’s Strategic Advisor and will be a resource in its pursuit of an initial business combination.

MSD Acquisition Corp. may pursue an investment in any business industry or sector, and plans to leverage its deal experience, investment track record, and expertise across various growth-oriented sectors, including technology and media. The Company believes its affiliation with MSD Partners, the experience and network of its management team and Strategic Advisor, and the access to its board members’ expertise will be attractive to potential target businesses and will enable it to identify and execute a successful business combination.

For more information, please visit www.msdacquisitioncorp.com or contact:

Todd Fogarty or Anntal Silver

Kekst CNC

212-521-4854 or 212-521-4849

MSDAcquisition@kekstcnc.com

Forward-Looking Statements

This press release may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus relating to the Company’s initial public offering filed with the SEC. Copies are available on the SEC’s website, www.sec.gov. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.